                   SMITH BARNEY ADJUSTABLE RATE INCOME FUND

                      Supplement dated February 13, 2003
                    to Prospectus dated September 27, 2002

   Effective April 14, 2003 exchanges of Class A shares purchased without a sales charge because the shares qualified for the Fund's $500,000 purchase level may be subject to a 1% deferred sales charge if such shares are redeemed within one year of the exchange.

   To effectuate the above referenced change the following disclosure replaces the disclosure set forth in the Prospectus under "Exchanging Shares--Additional Sales Charges":

   Your shares will not be subject to an initial sales charge at the time of the exchange.

   You may be required to pay a 1% deferred sales charge in the event that, at some future date, you redeem Class A or Class L shares of other Smith Barney funds that have been acquired as a result of an exchange from shares of this fund. This charge could apply if you did not pay initial or deferred sales charges when you first purchased your shares, and redemption occurs within one year of the exchange.

   Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

FD 02711